- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report                                                      May 31, 1996
- --------------                                                      ------------
(Date of earliest event reported)


                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)



    0-22608                                                         59-3204891
- -----------------------                                   ---------------------
(Commission File Number)                                           (IRS Employer
                                                          Identification Number)


800 North Boulevard West
Post Office Box 490420
Leesburg, Florida                                                  34749-0420
- ---------------------------------------                           --------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
                                 --------------
              (Registrant's telephone number, including area code)




- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                             ITEM 5. OTHER EVENTS

FFLC Bancorp, Inc. (NASDAQ: NMS: FFLC), the holding company for First Federal Savings Bank of Lake County, announced that it has received regulatory approval to repurchase up to five percent of its common stock.

The Company has been authorized by its Board of Directors to repurchase up to 131,900 shares of the Company's 2,641,689 currently outstanding shares during the next six to twelve months. The repurchases will be made from time to time in open-market transactions as management deems prudent.






                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FFLC BANCORP, INC.




Date:  May 31, 1996                    By:/s/ Stephen T. Kurtz
     --------------------                 -----------------------------------
                                          Stephen T. Kurtz, President and
                                          Chief Executive Officer


Date:  May 31, 1996                    By:/s/ Paul K. Mueller
     --------------------                 -----------------------------------
                                          Paul K. Mueller, Senior Vice
                                          President and Chief Accounting Officer